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                                                                    Exhibit 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the quarterly report on Form 10-Q of Textron Financial Corporation (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen A. Giliotti, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Stephen A. Giliotti
                                    --------------------------------------------
                                    Stephen A. Giliotti
                                    Chairman and Chief Executive Officer
                                    Date:  November 8, 2002


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